Toyota Business Highlights FY2019 TOYOTA MOTOR NORTH AMERICA, INC. (Toyota U.S.) MONTHLY RESULTS • The U . S . automobile SAAR figure for April 2019 came in at 16 . 40 M units, down from April 2018 at 17 . 07 M units . • Toyota U . S . reported April 2019 sales of 162 , 506 units . With the same number of selling days, sales were down 8 . 6 % on both a daily selling rate (DSR) basis and 4 . 8 % on a volume basis . • Lexus posted April 2019 sales of 21 , 360 units, down 5 . 3 % on a DSR basis and 1 . 3 % on a volume basis . • North American production as a percentage of U . S . sales for April 2019 was 66 . 1% , down from 70 . 4 % in April 2018 . Source: Toyota, Bloomberg, Ward’s Automotive Group Toyota U.S. monthly results include fleet sales volume 162,506 21,360 Toyota Division Lexus Division Toyota U.S. April 2019 Vehicle Sales Apr-18 Apr-19 Apr-18 Apr-19 CAMRY 29,848 29,227 RAV4 31,007 34,139 HIGHLANDER 18,456 17,190 COROLLA 24,015 16,128 TACOMA 18,811 20,375 Toyota U.S. April Vehicle Sales - Toyota Division Top 5 Models Apr-18 Apr-19 Apr-18 Apr-19 RX 7,705 7,522 NX 4,508 4,241 ES 3,218 3,499 GX 1,812 1,786 IS 1,816 1,385 Toyota U.S. April Vehicle Sales - Lexus Division Top 5 Models TOYOTA MOTOR CORPORATION (TMC) FINANCIAL RESULTS ‡ “Other” consists of Central and South America, Oceania, Africa and the Middle East Source: TMC company filings. Production (units) FY19 FY18 Japan 4,309 4,286 North America 1,841 1,903 Europe 679 681 Asia 1,682 1,601 Other‡ 474 493 Sales (units) FY19 FY18 Japan 2,226 2,255 North America 2,745 2,806 Europe 994 968 Asia 1,684 1,543 Other‡ 1,326 1,392 Units in thousands TMC Consolidated Financial Performance FY19 FY18 Net revenues ¥30,225,681 ¥29,379,510 Operating income 2,467,545 2,399,862 Net income attributable to TMC 1,882,873 2,493,983 TMC Consolidated Balance Sheet Current assets ¥18,879,237 ¥18,152,656 Noncurrent finance receivables, net 10,281,118 9,481,618 Total investments and other assets 12,091,100 12,406,302 Property, plant and equipment, net 10,685,494 10,267,673 Total assets ¥51,936,949 ¥50,308,249 Liabilities ¥31,371,739 ¥30,386,173 Mezzanine equity 498,073 491,974 Shareholders' equity 20,067,137 19,430,102 Total liabilities and shareholders' equity ¥51,936,949 ¥50,308,249 Operating Income by Geographic Region Yen in billions Japan ¥1,691,675 ¥1,659,918 North America 114,515 138,899 Europe 124,868 75,026 Asia 457,489 433,199 Other‡ 91,110 112,663 Inter-segment elimination and/or unallocated amount (12,112) (19,843) Yen in millions 0 50 100 150 200 250 300 6 8 10 12 14 16 18 20 Apr-14 Jul-14 Oct-14 Jan-15 Apr-15 Jul-15 Oct-15 Jan-16 Apr-16 Jul-16 Oct-16 Jan-17 Apr-17 Jul-17 Oct-17 Jan-18 Apr-18 Jul-18 Oct-18 Jan-19 Apr-19 Toyota U.S. Light Vehicle Sales (units in thousands) Seasonally Adjusted Annual Rate (units in millions) U.S. Light Vehicle Seasonally Adjusted Annual Rate (SAAR) and Toyota U.S. Sales April 2014 - April 2019 SAAR Toyota U.S. Sales Exhibit 99.2

TOYOTA MOTOR CREDIT CORPORATION (TMCC) FINANCIAL RESULTS TMCC Financial Performance FY18 FY19 Total financing revenues $10,717 $11,640 Income before income taxes 781 977 Net Income 3,410 795 Debt-to-Equity Ratio 7.6x 6.8x U.S. dollars in millions 61.6% 59.8% FY18 FY19 TMCC - Market Share 1 FY18 FY19 65% 20% 93% 56% 13% 95% 0% 20% 40% 60% 80% 100% New Retail Contracts Used Retail Contracts Lease Contracts TMCC - Percentage of Contracts Subvened FY18 FY19 644 255 516 567 263 498 0 500 1000 New Retail Contracts Used Retail Contracts Lease Contracts Units in Thousands TMCC - Vehicle Financing Volume FY18 FY19 0.00% 0.25% 0.50% FY15 FY16 FY17 FY18 FY19 TMCC - Consumer Portfolio Credit Performance* Net charge-offs as a percentage of average gross earning assets Aggregate balances for accounts 60 or more days past due as a percentage of gross earning assets • Our consolidated net income was $795 million for fiscal 2019 compared to $3,410 million for fiscal 2018. The decrease in net income for fiscal 2019, compared to fiscal 2018, was primarily due to the enactment of the Tax Cuts and Jobs Act of 2017 (“TCJA”), which resulted in a one - time income tax benefit of $2.9 billion in fiscal 2018. Our net income for fiscal 2019 compared to fiscal 2018 was favorably impacted by a $923 million increase in total financing revenues, a $132 million decrease in depreciation on operating leases, and a $35 million increase in investment and other income, net, partially offset by a $896 million increase in interest expense. • We recorded a provision for credit losses of $372 million for fiscal 2019, compared to $401 million for fiscal 2018. The decrease in the provision for credit losses was driven by favorable credit loss experience due to a continued focus on late stage collection activities, which was partially offset by deterioration in the financial performance of certain dealers. • Our aggregate balances for accounts 60 or more days past due remained relatively consistent at 0.31 percent for fiscal 2019 compared to 0.30 percent for fiscal 2018. Changes in the economy that adversely impact the consumer, such as higher interest rates, elevated debt levels and an increase in unemployment from the current low levels could adversely impact our results of operations in the future. 1 TMCC market share represents the percentage of total domestic Toyota U.S. sales of new Toyota and Lexus vehicles financed by us, excluding sales under dealer rental car and commercial fleet programs and sales of a private Toyota distributor * TMCC consumer portfolio includes TMCC and its consolidated subsidiaries SHORT - TERM FUNDING PROGRAMS 27.4 25.8 56.7 56.8 13.7 13.3 $0 $20 $40 $60 $80 $100 $120 FY18 FY19 Amount ($billions) TMCC Consolidated Financial Liabilities Comparison Secured notes & loans payable Unsecured notes & loans payable Commercial Paper • TMCC ‡ , Toyota Credit de Puerto Rico Corp . (TCPR), Toyota Credit Canada Inc . (TCCI)†, Toyota Finance Australia Limited (TFA)† and Toyota Motor Finance (Netherlands) B . V . (TMFNL)† maintain direct relationships with institutional commercial paper investors through TMCC’s Sales & Trading team , providing each access to a variety of domestic and global markets through five, distinct 3 (a)(3) programs . • TMCC ‡ commercial paper outstanding under our commercial paper programs ranged from approximately $ 25 . 3 billion to $ 29 . 1 billion during fiscal 2019 , with an average outstanding balance of $ 27 . 1 billion . As of March 31 , 2019 , our commercial paper had a weighted average remaining maturity of 87 days . † TCCI, TFA, and TMFNL are subsidiaries of Toyota Financial Services Corporation (TFSC), a wholly - owned subsidiary of Toyota Motor Corporation (TMC). TMCC is a wholly - owned subsidiary of Toyota Financial Service International Corporation (TFSIC), a wholly - own ed subsidiary of TFSC. ‡ TMCC consolidated financial liabilities include TMCC and its consolidated subsidiaries, which includes TCPR. LET’S GO PLACES DiversityInc named Toyota U.S. one of its Top 50 Companies for Diversity®, ranking 18th on the 2019 survey, up from number 25 last year. The company was also recognized for diverse leadership and its commitment to hiring women of color, LGBT and veteran te am members. The Sales and Trading team engages in direct dialogue with institutional investors delivering a variety of fixed income products to meet our clients’ investment objectives and risk tolerances . We focus on providing simple, personal, and proactive service in the execution of all trades . Sales and Trading Contacts Jeffrey DeSilva | Region Manager (469) 486 - 6759 jeffrey.desilva@toyota.com Andrew Huang, CFA | Funding & Liquidity Analyst (469) 786 - 8219 andrew.huang@toyota.com Nicholas Ro, CFA | National Manager (469) 786 - 8961 nicholas.ro@toyota.com Jason Kelley | Region Manager (469) 486 - 5301 jason.kelley@toyota.com James Kim | Funding & Liquidity Analyst (469) 486 - 5960 james.kim@toyota.com Forward looking statements are subject to risks and uncertainties that could cause actual results to fall short of current ex pec tations. Toyota and its affiliates discuss these risks and uncertainties in filings they make with the Securities and Exchan ge Commission. This presentation does not constitute an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus a nd related documentation .